SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

Date of Report:  December 23, 1996

            Tel-Com Wireless Cable TV Corporation
   (Exact Name of Registrant as specified in its charter)

Florida                            0-25896                59-
3175814
(State  of  Incorporation)           (Commission  file  No.)
(IRS Employer
                                                          ID
Number)
  501 Grandview Avenue, Suite 201, Daytona Beach, FL  32018
               (Address of Principal Offices)

        Registrant's telephone number: (904)-226-9977

Item 5.  Other Events.

      On  December 23, 1996, the Registrant entered  into  a
Consulting Agreement ("Agreement") with Carl Caserta wherein the Registrant engaged Carl Caserta to provide certain financial and public relations services.
The term of the Agreement is twelve (12) months. As compensation for its services, the Registrant issued to Carl Caserta 24,000 shares of the Registrant's Common Stock, which the Registrant agreed immediately to register.

Item 7.  Financial Statements and Exhibits.

      (c) Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

            Exhibit   99       Consulting  Agreement   dated
December  23, 1996, by and between the Registrant and Carl
Caserta.

           Exhibit 4.1 Instruments defining the rights of security holders appear as Exhibits 3.1 and 4.1 to Registrant's Registration Statement on Form SB-2 filed on May 3, 1995, and are incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Tel-Com  Wireless  Cable  TV
Corporation

Date:     December 23, 1996            By:  /s/ Fernand  L.
Duquette
                                     Fernand   L.  Duquette,
President

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